UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2022

Boon Industries, Inc.
(Exact name of registrant as specified in charter)

Oklahoma	000-56325	84-5079920
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

568 N. Greco Court, San Jacinto, California	92582
(Address of principal executive offices)	(zip code)

13340 Grass Valley Ave, Unit D, Grass Valley, California	95945
(former name or former address, if changed since last report)

Registrant’s telephone number, including area code: (530) 648-1333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Item 3.02 Unregistered Sales of Equity Securities.

On September 29, 2022, Boon Industries, Inc. (the “Company”), entered into a Share Exchange Agreement, with Cal Care Grp, Inc. (“Cal Care”), and William Reed, as the sole shareholder of Cal Care (the “Share Agreement”). Cal Care Grp, Inc. is a licensed delivery and distribution company with locations in Southern and Northern California.

The Share Agreement provides for the acquisition by the Company of all of the outstanding shares of Cal Care from Mr. Reed, who is also the Company’s Chairman and Chief Executive Officer, in consideration of the issuance to Mr. Reed of 500,000 shares of the Company’s Series A Preferred Stock.

The closing of the transactions under the Share Agreement occurred on September 29, 2022.

The information set forth above is a summary, and is qualified in its entirety by reference to the actual terms of the Share Agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2022, the Board of Directors of the Company appointed Paul Goyette to serve as a director of the Company.

Mr. Goyette, 61, is an attorney that has been practicing law since 1988. He is currently the CEO of Goyette, Ruano & Thompson, Inc., a California based law firm that he founded in 1992.

In connection with his appointment as a director, Mr. Goyette entered into a Board of Directors Agreement with the Company, pursuant to which Mr. Goyette will be paid a cash fee of $2,000 per meeting, and be issued $100,000 of shares of the Company’s Series A Preferred Stock. The foregoing is a summary, and is qualified in its entirety by reference to the actual terms of the Board of Directors Agreement, which has been filed as Exhibit 10.2 to this Current Report on Form 8-K.

Other than as set forth above, there are no arrangements or understandings with Mr. Goyette pursuant to which he was appointed as an officer director of the Company, and there are no related party transactions between the Company and Mr. Goyette that are subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The required financial information will be filed in an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this initial report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit 10.1	Share Exchange Agreement, dated September 29, 2022, among Cal Care Grp, Inc., William Reed, and Boon Industries, Inc.

Exhibit 10.2	Board of Directors Agreement, dated October 1, 2022, between Boon Industries, Inc. and Paul Goyette

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boon Industries, Inc.

Date: September 30, 2022

By:	/s/ William J. Reed
Name: William J. Reed
Title: Chief Executive Officer